Net debt (Tables)	6 Months Ended
Jun. 30, 2024
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of the net debt ratio

Net debt*	30 June	30 June	31 December
$ million	2024	2023	2023
Finance debt(a)	54,986	49,738	51,954
Fair value (asset) liability of hedges related to finance debt(b)	2,519	2,836	1,988
	57,505	52,574	53,942
Less: cash and cash equivalents	34,891	28,914	33,030
Net debt(c)	22,614	23,660	20,912
Total equity	82,199	85,603	85,493
Gearing*	21.6%	21.7%	19.7%
(a)The fair value of finance debt at 30 June 2024 was $50,677 million (30 June 2023 $45,580 million, 31 December 2023 $48,795 million).
(b)Derivative financial instruments entered into for the purpose of managing foreign currency exchange risk associated with net debt with a fair value liability position of $144 million at 30 June 2024 (second quarter 2023 liability of $98 million and fourth quarter 2023 liability of $73 million) are not included in the calculation of net debt shown above as hedge accounting is not applied for these instruments.
(c)Net debt does not include accrued interest, which is reported within other receivables and other payables on the balance sheet and for which the associated cash flows are presented as operating cash flows in the group cash flow statement.